                                                                   EXHIBIT 10.36

TEXAS SIMPLE INTEREST VEHICLE RETAIL INSTALLMENT CONTRACT          DATE 11/17/99

Buyer (and Co-Buyer)  Name and Address (Including County and Zip Code)
                      Basic Technologies, Inc.
                      1026 W. Main 208
                      Lewisville, TX 75067

CREDITOR (Seller Name and Address)
                      Clemons Motor Co., Inc.
                      P.O. Box 241
                      Comanche, TX 76442-0241

YOU, THE BUYER (AND CO-BUYER, IF ANY), MAY BUY THE VEHICLE DESCRIBED BELOW FOR
CASH OR ON CREDIT. THE CASH PRICE IS SHOWN BELOW AS "CASH PRICE." THE CREDIT
PRICE IS SHOWN AS "TOTAL SALE PRICE." BY SIGNING THIS CONTRACT, YOU CHOOSE TO
BUY THE VEHICLE ON CREDIT UNDER THE AGREEMENTS ON THE FRONT AND BACK OF THIS
CONTRACT.

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


      New/Used     Year and Make      Model     GVW if Truck (lbs.)  Vehicle Identification Number  Use For Which Purchased
   -------------  ---------------  ----------  --------------------  -----------------------------  -----------------------
Used                  1996 Ford        F350                               1FTJW35F4TEB22675       [X] Personal    [ ] Agricultural
                                                                                                  [X] Commercial

Trade-in       n/a               $     n/a               $    n/a
           ------------          --------------          ------------
           Year and make         Gross Allowance         Amount Owing

                         ITEMIZATION OF AMOUNT FINANCED

1. Cash Price.................................................   $ 19,657.11 (1)
                                                                 ------------
2. Down Payment
    Third Party Rebate Assigned To Creditor.............  $   n/a
                                                          ---------
    Cash Down Payment...................................  $ 2773.01
                                                          ---------
    Deferred Down Payment due...........................  $   n/a
                                                          ---------
    Trade-in (description above)........................  $   n/a
                                                          ---------
    Total Down Payment........................................   $   2773.01 (2)
                                                                 ------------
3. Unpaid Balance of Cash Price (1 minus 2)...................   $  16884.10 (3)
                                                                 ------------
4. Amounts paid on your behalf (Seller may be retaining a portion of these amounts)
   To Public Officials (i) for license, title & registration fees $ 155.50;
                                                                  --------
      (ii) for filing fees $ n/a;
                           -----
      (iii) for Vehicle Inventory Tax $ 35.71;
                                      -------
      (iv) for taxes (not in Cash Price) $ 1174.69   $ 1365.90
                                         ---------   ---------
   To Insurance Companies for
      Vehicle Insurance....................... $ n/a
                                               -----
      Credit Life Insurance................... $ n/a
                                               -----
      Credit Disability Insurance............. $ n/a
                                               -----
      n/a..................................... $ n/a
                                               -----
         Total Cost of Insurance................................... $ n/a
                                                                    -------
   To Clamons Motor Co.,Inc for Documentary Fee ................... $ 50.00
      ---------------------                                         -------
       (Name of Creditor)

A DOCUMENTARY FEE IS NOT AN OFFICIAL FEE. A DOCUMENTARY FEE IS NOT REQUIRED BY
LAW, BUT MAY BE CHARGED TO BUYERS FOR HANDLING DOCUMENTS AND PERFORMING SERVICES
RELATED TO THE CLOSING OF A SALE. A DOCUMENTARY FEE MAY NOT EXCEED $50. THIS
NOTICE IS REQUIRED BY LAW.

  To        n/a            for             n/a           $      n/a
     -----------------           --------------------        -------------
  To        n/a            for             n/a           $      n/a
     -----------------           --------------------        -------------
  To        n/a            for             n/a           $      n/a
     -----------------           --------------------        -------------
  To        n/a            for             n/a           $      n/a
     -----------------           --------------------        -------------
      Total............................................. $     1415.90 (4)
                                                             -------------
5. Amount Financed (3 plus 4)........................... $    18300.00 (5)
                                                             -------------


                      FEDERAL TRUTH-IN-LENDING DISCLOSURES

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ANNUAL PERCENTAGE RATE               FINANCE                AMOUNT          TOTAL OF PAYMENTS          TOTAL SALE
   The cost of your                  CHARGE                FINANCED           The amount you              PRICE
credit as a yearly rate         The dollar amount       The amount of         will have paid         The total cost
                                 the credit will     credit provided to       when you have        of your purchase on
                                    cost you              you or on        made all scheduled            credit,
                                                         your behalf            payments             including your
                                                                                                      downpayment
                                                                                                     of $  2773.01
       17.50       %              $   5352.36        $    18300.00         $    23652.36            $   26425.37
-------------------             -------------------  -------------------   -------------------     -------------------



                         Number of        Amount of Each       When Payments
Payment Schedule          Payments           Payment              are due
Your payment schedule       36              $  657.01        (monthly starting)
                          -------            --------
will be:                  1 final           $   n/a              12/16/99
                                             --------         ----------------

PREPAYMENT: If you pay off your debt early, you will not have to pay a penalty.

SECURITY INTEREST: YOU are giving a security interest in the vehicle being purchased.

CONTRACT: Please see this contract for additional information on security interest, nonpayment, default, the right to require repayment of your debt in full before the scheduled date, and prepayment penalty.



   ANY CHANGE IN THIS CONTRACT MUST BE IN WRITING AND SIGNED BY YOU AND THE CREDITOR.

                Basic Technologies, Inc.
   BUYER:   By: Bryan Walker, Pres.            CO-BUYER:
                -------------------------               ------------------------

                              NOTICE TO THE BUYER:

DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES. YOU ARE ENTITLED TO A COPY OF THE CONTRACT YOU SIGN. KEEP THIS CONTRACT TO PROTECT YOUR LEGAL RIGHTS.

BUYER ACKNOWLEDGES RECEIPT OF A TRUE AND COMPLETELY FILLED IN COPY OF THIS CONTRACT AT THE TIME OF SIGNING

           Basic Technologies
      by   Bryan Walker, Pres.
    -----------------------------                   ----------------------------
            BUYER SIGNS                                 (CO) BUYER SIGNS


BY SIGNING BELOW, THE SELLER ACCEPTS THIS CONTRACT. IF NO OTHER ASSIGNEE IS NAMED IN A SEPARATE ASSIGNMENT ATTACHED TO THIS CONTRACT, THE SELLER ASSIGNS IT TO FORD MOTOR CREDIT COMPANY.

SELLER Clemons Motor Co., Inc.     By David Robinson       Title Sales Manager
       -----------------------        --------------             -------------

                                   INSURANCE

YOU MAY OBTAIN VEHICLE INSURANCE FROM A PERSON OF YOUR CHOICE.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED.

CREDIT LIFE, CREDIT DISABILITY AND OTHER OPTIONAL INSURANCE ARE NOT REQUIRED TO OBTAIN CREDIT AND WILL NOT BE PROVIDED UNLESS YOU SIGN AND AGREE TO PAY THE PREMIUM.

Credit
 Life                                 n/a
     ---------------------------------------------------------------------------
                                    Insurer

$             n/a                                       n/a
 ------------------------------        -----------------------------------------
            Premium                                  Insured(s)

                                      n/a
--------------------------------------------------------------------------------
                                   Signature

Credit
 Disability                           n/a
            --------------------------------------------------------------------
                                    Insurer

$             n/a                                       n/a
 ------------------------------        -----------------------------------------
            Premium                                  Insured(s)

                                      n/a
--------------------------------------------------------------------------------
                                   Signature

                     n/a                                        n/a
----------------------------------------------     -----------------------------
                Type of Insurance                              Term

                     n/a                          $             n/a
----------------------------------------------     -----------------------------
                   Insurer                                    Premium

                                      n/a
--------------------------------------------------------------------------------
                                   Signature

CREDIT LIFE AND CREDIT DISABILITY INSURANCE ARE FOR THE TERM OF THE CONTRACT. THE AMOUNT AND COVERAGES ARE SHOWN IN A NOTICE OR AGREEMENT GIVEN TO YOU TODAY.

YOU ARE REQUIRED TO INSURE THE VEHICLE. YOU MAY CHOOSE THE PERSON THROUGH WHOM SUCH INSURANCE IS TO BE OBTAINED. YOU SHALL HAVE THE OPTION OF FURNISHING THE INSURANCE OWNED OR CONTROLLED BY YOU OR OBTAINED BY YOU THROUGH ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS. IF A CHARGE IS SHOWN BELOW, THE CREDITOR WILL TRY TO BUY THE COVERAGES CHECKED FOR THE TERM SHOWN. COVERAGES WILL BE BASED ON THE CASH VALUE OF THE VEHICLE AT THE TIME OF LOSS, BUT NOT MORE THAN THE LIMITS OF THE POLICY.

       Comprehensive        $   n/a     Deductible
                              --------  Collision
       Fire-Theft-Combined Additional Coverage
       Towing and Labor
       Term     n/a      Months (Estimate)
           -------------
       Premium $         n/a
                ---------------------


       IF CHECKED, THE PREMIUM FOR PHYSICAL DAMAGE INSURANCE INCLUDED HEREIN IS AT A RATE OF CHARGE NOT FIXED OR APPROVED BY THE STATE BOARD OF INSURANCE OF TEXAS. THE BUYER SHALL HAVE THE OPTION FOR A PERIOD OF TEN DAYS FROM THE DATE OF THIS CONTRACT OF FURNISHING THE REQUIRED INSURANCE COVERAGE EITHER THROUGH EXISTING POLICIES OF INSURANCE OWNED OR CONTROLLED BY HIM OR OF PROCURING AND FURNISHING EQUIVALENT INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS.

IF ANY OF THE ABOVE INSURANCE IS CANCELLED, THE CREDITOR WILL GIVE YOU A CREDIT FOR ANY UNEARNED INSURANCE PREMIUMS THE CREDITOR GETS. THE CREDIT WILL BE MADE TO THE LAST PAYMENTS DUE.